Schedules A and B – Management Agreement – CFST I

SCHEDULE A

As of March 1, 2016

Series	Effective Date
Active Portfolios Multi-Manager Alternative Strategies Fund	January 1, 2016
Active Portfolios Multi-Manager Core Plus Bond Fund	January 1, 2016
Active Portfolios Multi-Manager Growth Fund	August 1, 2015
Active Portfolios Small Cap Equity Fund	January 1, 2016
CMG Ultra Short Term Bond Fund	December 1, 2015
Columbia Adaptive Alternatives Fund	October 1, 2015
Columbia Adaptive Risk Allocation Fund	October 1, 2015
Columbia AMT-Free Connecticut Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Massachusetts Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free New York Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	December 1, 2015
Columbia Balanced Fund	January 1, 2016
Columbia Bond Fund	September 1, 2015
Columbia California Tax-Exempt Fund	March 1, 2016
Columbia Contrarian Core Fund	January 1, 2016
Columbia Corporate Income Fund	September 1, 2015
Columbia Diversified Absolute Return Fund	October 1, 2015
Columbia Dividend Income Fund	October 1, 2015
Columbia Emerging Markets Fund	January 1, 2016
Columbia Global Dividend Opportunities Fund	January 1, 2016
Columbia Global Energy and Natural Resources Fund	January 1, 2016
Columbia Global Technology Growth Fund	January 1, 2016
Columbia Greater China Fund	January 1, 2016
Columbia High Yield Municipal Fund	October 1, 2015
Columbia Intermediate Bond Fund	September 1, 2015
Columbia Large Cap Growth Fund	December 1, 2015
Columbia Mid Cap Growth Fund	January 1, 2016
Columbia Multi-Asset Income Fund	September 1, 2015
Columbia New York Tax-Exempt Fund	March 1, 2016
Columbia Pacific/Asia Fund	August 1, 2015
Columbia Select Large Cap Growth Fund	August 1, 2015
Columbia Small Cap Core Fund	January 1, 2016
Columbia Small Cap Growth Fund I	January 1, 2016
Columbia Small Cap Value Fund I	September 1, 2015
Columbia Strategic Income Fund	March 1, 2016
Columbia Tax-Exempt Fund	December 1, 2015
Columbia U.S. Social Bond Fund	December 1, 2015
Columbia U.S. Treasury Index Fund	September 1, 2015
Columbia Value and Restructuring Fund	July 1, 2015

Schedules A and B – Management Agreement – CFST I

SCHEDULE B

Fee Schedule

As of March 1, 2016

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Active Portfolios Multi-Manager Alternative Strategies Fund*	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	1.100 1.050 1.020 0.990 0.960 0.950	% % % % % %
Active Portfolios Multi-Manager Core Plus Bond Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
Active Portfolios Multi-Manager Growth Fund	August 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Active Portfolios Small Cap Equity Fund	January 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.980 0.930 0.875 0.870 0.860 0.850	% % % % % %
CMG Ultra Short Term Bond Fund	December 1, 2015	All	0.250	%(1)
Columbia Adaptive Alternatives Fund*	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.330 1.325 1.320 1.310 1.300	% % % % %

Schedules A and B – Management Agreement – CFST I

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Adaptive Risk Allocation Fund	October 1, 2015	Category 1

Assets invested in affiliated
mutual funds, exchange-traded
funds and closed-end funds
that pay an investment
management services fee to
the Investment Manager.

$0 - $500

>$500 - $1,000

>$1,000 - $3,000

>$3,000 - $12,000

>$12,000

			0.060 0.055 0.050 0.040 0.030	% % % % %
		Category 2 Assets invested in exchange- traded funds and mutual funds that are not managed by the Investment Manager or its affiliates. $0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.160 0.155 0.150 0.140 0.130	% % % % %
Category 3

Securities, instruments and
other assets not described
above, including without
limitation affiliated mutual
funds, exchange-traded funds
and closed-end funds that do
not pay an investment
management services fee to
the Investment Manager, third
party closed-end funds,
derivatives and individual
securities.

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

			0.760 0.745 0.730 0.720 0.690 0.665 0.630	% % % % % % %
Columbia AMT-Free Connecticut Intermediate Muni-Bond Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %

Schedules A and B – Management Agreement – CFST I

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia AMT-Free Intermediate Muni-Bond Fund	March 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480 0.475 0.445 0.420 0.385 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % %

Columbia AMT-Free Massachusetts Intermediate Muni-Bond Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %

Columbia AMT-Free New York Intermediate Muni-Bond Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %

Columbia AMT-Free Oregon Intermediate Muni Bond Fund	December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %

Columbia Balanced Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %

Columbia Bond Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST I

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia California Tax-Exempt Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %

Columbia Contrarian Core Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Corporate Income Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia Diversified Absolute Return Fund*	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	1.180 1.130 1.100 1.070 1.040 1.030	% % % % % %

Columbia Dividend Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %

Columbia Emerging Markets Fund	January 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	1.180 1.160 1.140 1.115 0.870 0.820 0.770 0.720	% % % % % % % %

Schedules A and B – Management Agreement – CFST I

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Global Dividend Opportunity Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Global Energy and Natural Resources Fund	January 1, 2016	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.750 0.670 0.620 0.600 0.580	% % % % %

Columbia Global Technology Growth Fund	January 1, 2016	$0 - $500 $500 - $1,000 >$1,000	0.870 0.820 0.770	% % %

Columbia Greater China Fund	January 1, 2016	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.950 0.870 0.820 0.770 0.720	% % % % %

Columbia High Yield Municipal Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.540 0.535 0.505 0.480 0.445 0.420 0.410 0.400 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia Intermediate Bond Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

Columbia Large Cap Growth Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Schedules A and B – Management Agreement – CFST I

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Mid Cap Growth Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %

Columbia Multi-Asset Income Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.660 0.625 0.610 0.600 0.570 0.545 0.510	% % % % % % %

Columbia New York Tax-Exempt Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %

Columbia Pacific/Asia Fund	August 1, 2015	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.950 0.870 0.820 0.770 0.720	% % % % %

Columbia Select Large Cap Growth Fund	August 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %

Columbia Small Cap Core Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %

Columbia Small Cap Growth Fund I	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %

Columbia Small Cap Value Fund I	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %

Schedules A and B – Management Agreement – CFST I

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Strategic Income Fund	March 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.600 0.590 0.575 0.555 0.530 0.505 0.490 0.481 0.469 0.459 0.449 0.433 0.414 0.393	% % % % % % % % % % % % % %

Columbia Tax-Exempt Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480 0.475 0.445 0.420 0.385 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % %

Columbia U.S. Social Bond Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.570 0.565 0.560 0.550 0.540	% % % % %

Columbia U.S. Treasury Index Fund(2)	September 1, 2015	All	0.400%

Columbia Value and Restructuring Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750 0.740 0.670 0.620 0.600 0.580 0.570	% % % % % % %

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	Fee is a “unitary fee,” as contemplated by Section 3(b) of this Agreement, pursuant to which the Investment Manager pays all operating costs and expenses of CMG Ultra Short Term Bond Fund (other than independent trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent fees, custodian fees, governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund) and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act.

Schedules A and B – Management Agreement – CFST I

(2)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST I

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of February 26, 2016.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Christopher O. Petersen
Name: Christopher O. Petersen
Title: President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name: Amy K. Johnson
Title: Managing Director and Chief Operating Officer